UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
August 4, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On August 4, 2010, Local.com Corporation announced that Heath Clarke, Local.com’s Chairman and Chief Executive Officer, and Brenda Agius, Local.com’s Chief Financial Officer, will be presenting the company’s 2010 growth strategy and strategic initiatives at the Canaccord Genuity 30th Annual Global Growth Conference at the InterContinental Boston, Massachusetts on August 10, 2010. A copy of the press release and presentation materials are attached as Exhibit 99.1 and 99.2.
The information in this Current Report on Form 8-K and accompanying exhibit is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The presentation materials contain a reference to non-GAAP financial information and include a reconciliation of those non-GAAP financial measures to the comparable GAAP financial measures.
Item 8.01 Other Events.
On August 5, 2010, the Board of Directors of Local.com Corporation approved a stock repurchase program of up to $2 million dollars of Local.com Corporation common stock over the next 12 months.
The share repurchase program authorizes the company to repurchase shares over the next 12 months, from time to time, through open market or privately negotiated transactions. The company may also adopt a Rule 10b5-1 repurchase plan, which would allow the company to purchase its shares at times when it ordinarily would not be in the market because of self-imposed trading blackout periods. The number of shares to be purchased and the timing of the purchases will be based on market conditions, share price and other factors. The stock repurchase program does not require the company to repurchase any specific dollar value or number of shares and may be modified, extended or terminated by the board of directors at any time.
Item 9.01 Financial Statements and Exhibits.
99.1	Press Release of Local.com Corporation dated August 4, 2010.

99.2	Local.com Corporate Presentation dated August 2010.

99.3	Press Release of Local.com Corporation dated August 5, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: August 10, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of Local.com Corporation dated August 4, 2010.
99.2	Local.com Corporate Presentation dated August 2010.
99.3	Press Release of Local.com Corporation dated August 5, 2010.